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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       FEBRUARY 5, 2003 (FEBRUARY 5, 2003)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                               CENDANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     1-10308              06-0918165
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
       OF INCORPORATION OR                                 DENTIFICATION NUMBER)
          ORGANIZATION)


             9 WEST 57TH STREET
                NEW YORK, NY                                     10019
            (ADDRESS OF PRINCIPAL                              (ZIP CODE)
              EXECUTIVE OFFICE)



                                 (212) 413-1800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

         EARNINGS RELEASE

         On February 5, 2003, we reported our fourth quarter 2002 results. Our fourth quarter 2002 results are discussed in detail in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety. Also attached hereto as Exhibit 99.2 and incorporated by reference in its entirety is summarized data extracted from the aforementioned press release.


ITEM 7. EXHIBITS

         See Exhibit Index.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CENDANT CORPORATION


                               BY: /s/ TOBIA IPPOLITO
                                   -------------------
                                   TOBIA IPPOLITO
                                   Executive Vice President, Finance and
                                   Chief Accounting Officer


Date: February 5, 2003



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                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K




                                  EXHIBIT INDEX


EXHIBIT
   NO.            DESCRIPTION
--------          ------------
   99.1           Press Release: Cendant Reports Record Results for Fourth
                  Quarter 2002 and Full Year

   99.2           Summary Data Sheet


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